                                                                    EXHIBIT 99.1


                         MANUFACTURED HOUSING CONTRACT
                 SENIOR/SUBORDINATE PASS-THROUGH CORTIFICATES
                                 SERIES 1999-4

Set forth below is information regarding the manufactured housing installment sales contracts and installment loan agreements transferred to the Trust on June 30, 1999. The information below includes the Initial Contracts described in the Prospectus Supplement dated June 16, 1999, as well as the Additional Contracts transferred to the Trust on the Closing Date. Unless otherwise defined herein, all capitalized terms have the meanings set forth in the Prospectus Supplement.

 GEOGRAPHICAL DISTRIBUTION OF INITIAL AND CERTAIN ADDITIONAL CONTRACT OBLIGORS

                                                                   AGGREGATE    % OF CONTRACT
                                                                   PRINCIPAL       POOL BY
                                             % OF CONTRACT          BALANCE      OUTSTANDING
                              NUMBER OF    POOL BY NUMBER OF      OUTSTANDING     PRINCIPAL
                           CONTRACTS AS OF  CONTRACTS AS OF       AS OF CUT-    BALANCE AS OF
                            CUT-OFF DATE     CUT-OFF DATE          OFF DATE     CUT-OFF DATE
                           --------------- -----------------  ----------------- -------------
Alabama.................         1,578            7.26%        $ 56,167,224.18       6.37
Alaska .................             2             .01              169,144.16        .02
Arizona ................           411            1.89           17,593,478.37       2.00
Arkansas ...............           532            2.45           18,333,898.15       2.08
California .............           683            3.14           30,173,359.69       3.42
Colorado ...............           454            2.09           23,844,181.22       2.71
Connecticut ............             9             .04              395,891.53        .04
Delaware ...............            78             .36            3,155,355.87        .36
District of Columbia....             1             .00               34,269.73        .00
Florida ................         1,237            5.69           54,109,551.36       6.14
Georgia ................         1,343            6.18           54,658,015.58       6.20
Idaho ..................            93             .43            4,211,626.91        .48
Illinois ...............           360            1.66           12,018,572.59       1.36
Indiana ................           544            2.50           22,255,028.03       2.53
Iowa ...................           295            1.36           10,187,596.16       1.16
Kansas .................           331            1.52           13,228,341.50       1.50
Kentucky ...............           613            2.82           20,837,429.90       2.36
Louisiana ..............           567            2.61           19,356,697.19       2.20
Maine ..................           137             .63            5,447,030.17        .62
Maryland ...............            69             .32            2,175,162.30        .25
Massachusetts ..........            10             .05              310,151.47        .04
Michigan ...............           910            4.19           41,091,890.58       4.66
Minnesota ..............           454            2.09           16,164,600.91       1.83
Mississippi ............           577            2.66           19,581,970.48       2.22
Missouri ...............           627            2.89           20,576,156.66       2.34
Montana ................           170             .78            6,968,389.15        .79
Nebraska ...............            82             .38            2,771,685.78        .31
Nevada .................           212             .98           12,277,262.50       1.39
New Hampshire ..........           115             .53            4,665,786.45        .53
New Jersey .............             2             .01               83,870.92        .01
New Mexico .............           288            1.33           12,945,082.21       1.47
New York ...............           259            1.19            8,553,910.74        .97
North Carolina .........         1,912            8.80           84,714,695.71       9.61
North Dakota ...........            97             .45            2,991,441.29        .34
Ohio ...................           450            2.07           16,749,539.99       1.90
Oklahoma ...............           536            2.47           21,465,633.24       2.44
Oregon .................           245            1.13           17,294,495.51       1.96
Pennsylvania ...........           285            1.31            9,513,029.52       1.08
Rhode Island ...........             2             .01               54,670.51        .01
South Carolina .........         1,089            5.01           47,364,368.10       5.38
South Dakota ...........           170             .78            5,869,771.82        .67
Tennessee ..............           686            3.16           25,081,654.66       2.85
Texas ..................         1,806            8.31           75,038,625.65       8.52
Utah ...................            79             .36            4,681,018.97        .53
Vermont ................            46             .21            1,980,133.38        .22
Virginia ...............           379            1.74           13,816,040.98       1.57
Washington .............           297            1.37           19,518,981.73       2.22
West Virginia ..........           284            1.31            8,935,575.02       1.01
Wisconsin ..............           221            1.02            7,013,576.17        .80
Wyoming ................            98             .45            4,657,518.68        .53
Non-U.S. Based..........             1             .00               17,328.60        .00
                                ------          ------         ---------------     ------
**Totals ...............        21,726          100.00%        $881,100,711.97     100.00%
                                ======          ======         ===============     ======

        YEARS OF ORIGINATION OF INITIAL AND CERTAIN ADDITIONAL CONTRACTS

                                                                                               % OF CONTRACT POOL BY
                                                          AGGREGATE PRINCIPAL                  OUTSTANDING PRINCIPAL
                         NUMBER OF CONTRACTS              BALANCE OUTSTANDING                      BALANCE AS OF
YEAR OF ORIGINATION(1)   AS OF CUT-OFF DATE               AS OF CUT-OFF DATE                       CUT OFF DATE
----------------------   -------------------              -------------------                  ---------------------
1990....................            3                   $       43,593.77                                * %
1993....................            1                           13,494.03                                *
1994....................            1                           36,187.31                                *
1995....................            1                            9,867.79                                *
1996....................            3                           53,570.44                               .01
1997....................            8                          631,726.40                               .07
1998....................           97                        8,430,919.41                               .96
1999....................       21,612                      871,881,352.82                             98.95
                               ------                   -----------------                           -------
   Total................       21,726                   $  881,100,711.97                            100.00%
                               ======                   =================                           =======

--------

*   Indicates an amount greater than zero but less than .05%.

(1) The Contracts shown in the above table with earlier years of origination primarily represent Contracts originated by the Company and subsequently refinanced through the Company. The Company retains the first origination dates on its records with respect to such refinanced Contracts.

    DISTRIBUTION OF ORIGINAL INITIAL AND CERTAIN ADDITIONAL CONTRACT AMOUNTS

                                                                                                           % OF CONTRACT POOL BY
                                                                        AGGREGATE                          OUTSTANDING PRINCIPAL
    ORIGINAL CONTRACT           NUMBER OF CONTRACTS                 BALANCE OUTSTANDING                        BALANCE AS OF
 AMOUNT (IN DOLLARS)(1)U        AS OF CUT-OFF DATE                   AS OF CUT-OFF DATE                          CUT-OFF DATE
------------------------        -------------------                 --------------------                    ---------------------
    Less than $10,000.......            714                        $    5,470,105.61                                  .62%
    Between $10,000 and
     $19,999................          2,895                            44,335,429.04                                 5.03
    Between $20,000 and
     $29,999................          4,202                           106,673,673.13                                12.11
    Between $30,000 and
     $39,999................          4,820                           167,246,116.23                                18.98
    Between $40,000 and
     $49,999................          3,167                           141,579,907.42                                16.07
    Between $50,000 and
     $59,999................          2,297                           126,029,087.23                                14.30
    Between $60,000 and
     $69,999................          1,548                            99,964,696.67                                11.35
    Between $70,000 and
     $79,999................            768                            57,313,353.10                                 6.50
    Between $80,000 and
     $89,999................            478                            40,475,617.54                                 4.59
    Between $90,000 and
     $99,999................            343                            32,618,012.58                                 3.70
    Between $100,000 and
     $109,999...............            191                            19,978,076.28                                 2.27
    Between $110,000 and
     $119,999...............            113                            12,959,573.12                                 1.47
    Between $120,000 and
     $129,999...............             90                            11,172,403.35                                 1.27
    Between $130,000 and
     $139,999...............             32                             4,289,493.67                                  .49
    Between $140,000 and
     $149,999...............             29                             4,216,557.62                                  .48
    Between $150,000 and
     $159,999...............             13                             2,006,437.11                                  .23
    Between $160,000 and
     $169,999...............             10                             1,638,429.73                                  .19
    Between $170,000 and
     $179,999...............              4                               700,613.63                                  .08
    Between $180,000 and
     $189,999...............              5                               910,494.23                                  .10
    Between $190,000 and
     $199,999...............              3                               582,981.31                                  .07
    Between $200,000 and
     $249,999...............              3                               634,154.80                                  .07
    Over $250,000...........              1                               305,498.57                                  .03
                                     ------                        -----------------                               ------
       Total................         21,726                        $  881,100,711.97                               100.00%
                                     ======                        =================                              =======

--------
(1) The largest original Contract amount is $305,498.57, which represents
    .03% of the aggregate principal balance of the original initial and certain additional Contracts as of the Cut-off Date.

            DISTRIBUTION OF ORIGINAL INITIAL AND CERTAIN ADDITIONAL
                       LOAN-TO-VALUE RATIOS OF CONTRACTS

                                                               AGGREGATE PRINCIPAL             % OF CONTRACT POOL BY
                                 NUMBER OF CONTRACTS           BALANCE OUTSTANDING             OUTSTANDING PRINCIPAL
LOAN-TO-VALUE RATIO (1)          AS OF CUT-OFF DATE            AS OF CUT-OFF DATE            BALANCE AS OF CUT-OFF DATE
------------------------         -------------------           -------------------           --------------------------
Less than 61%................             698                     $ 21,572,556.95                       2.45%
   61% to 65%................             210                        7,645,436.38                        .87
   66% to 70%................             309                       11,640,304.22                       1.32
   71% to 75%................             521                       23,268,854.58                       2.64
   76% to 80%................           1,945                       74,816,594.06                       8.49
   81% to 85%................           1,370                       58,905,262.73                       6.69
   86% to 90%................           7,763                      331,110,306.95                      37.58
   91% to 95%................           6,677                      270,570,061.22                      30.71
   96% to 100%...............           2,223                       81,571,334.88                       9.26
                                       ------                     ---------------                     ------
   Total.....................          21,726                     $881,100,711.97                     100.00%
                                       ======                     ===============                     ======

--------
(1) Rounded to the nearest 1%. The method of calculating loan-to-value ratios is described in the Prospectus.


                           SUBSEQUENT CONTRACT RATES

                                                           AGGREGATE PRINCIPAL            % OF CONTRACT POOL BY
 RANGE OF CONTRACTS BY          NUMBER OF CONTRACTS        BALANCE OUTSTANDING            OUTSTANDING PRINCIPAL
     CONTRACT RATE              AS OF CUT-OFF DATE         AS OF CUT-OFF DATE           BALANCE AS OF CUT-OFF DATE
 ---------------------          -------------------        -------------------          --------------------------
 0.00000% to  5.00000%.......              6                  $    501,453.15                         .06%
 5.00001% to  6.00000%.......             30                     2,278,041.61                         .26
 6.00001% to  7.00000%.......            485                    39,150,120.09                        4.44
 7.00001% to  8.00000%.......          1,888                   129,471,838.87                       14.69
 8.00001% to  9.00000%.......          3,586                   194,806,126.88                       22.11
 9.00001% to 10.00000%.......          4,625                   193,793,070.35                       21.99
10.00001% to 11.00000%.......          3,873                   138,870,860.13                       15.76
11.00001% to 12.00000%.......          3,252                    96,007,441.79                       10.90
12.00001% to 13.00000%.......          2,262                    55,159,779.23                        6.26
13.00001% to 14.00000%.......          1,294                    25,573,098.95                        2.90
14.00001% to 15.00000%.......            154                     2,746,004.30                         .31
15.00001% to 16.00000%.......            191                     1,990,815.93                         .23
16.00001% to 17.00000%.......             79                       741,284.69                         .08
Over 17.00000%...............              1                        10,776.00                         .00
                                      ------                  ---------------                      ------
   Total.....................         21,726                  $881,100,711.97                      100.00%
                                      ======                  ===============                      ======

    INITIAL AND CERTAIN ADDITIONAL REMAINING MONTHS TO MATURITY OF CONTRACTS

                                                                AGGREGATE PRINCIPAL             % OF CONTRACT POOL BY
    MONTHS REMAINING                NUMBER OF CONTRACTS         BALANCE OUTSTANDING             OUTSTANDING PRINCIPAL
   AS OF CUT-OFF DATE               AS OF CUT-OFF DATE          AS OF CUT-OFF DATE            BALANCE AS OF CUT-OFF DATE
   ------------------               -------------------         -------------------           --------------------------
Less than 31.................                 9                 $     55,076.57                           .01%
   31 to  60.................               414                    3,732,726.18                           .42
   61 to  90.................               471                    6,644,336.08                           .75
   91 to 120.................             1,337                   22,384,001.10                          2.54
  121 to 150.................               497                   10,488,850.61                          1.19
  151 to 180.................             2,660                   63,963,579.28                          7.26
  181 to 210.................               113                    3,862,692.11                           .44
  211 to 240.................             3,088                   96,475,161.64                         10.95
  241 to 270.................                40                    1,456,125.24                           .17
  271 to 300.................             1,914                   68,703,256.75                          7.80
  301 to 330.................                44                    2,008,646.56                           .23
  331 to 360.................            11,139                  601,326,259.85                         68.25
                                         ------                 ---------------                        ------
   Total.....................            21,726                 $881,100,711.97                        100.00%
                                         ======                 ===============                        ======